Exhibit 10.10

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of July 20, 2010 among:

QVC INC. (the “Remaining Party”), FORTIS BANK SA/NV (the “Transferor”)

AND

BNP PARIBAS (the “Transferee”).

The Transferor and the Remaining Party have entered into one or more Transactions as identified in the attached Annex A (each an “Old Transaction”), each evidenced by a Confirmation (each an “Old Confirmation”) subject to the Old Agreement (as defined below).

With effect from and including July 20, 2010 (the “Novation Date”), the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the effect that (i) the Remaining Party and the Transferee enter into a new transaction (each a “New Transaction”) between them having terms identical to those of each Old Transaction, and (ii) the Remaining Party and the Transferee enter into the New Agreement (as defined below), as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have, as a result and to the extent of the transfer described above, (i) released and discharged their respective obligations under and in respect of the Old Transactions and (ii) the Old Agreement irrevocably cancelled such that the Old Agreement shall no longer be of any force or effect, each except as expressly provided herein.

Accordingly, the parties agree as follows: —

1.                                      Definitions.

Capitalized terms that are used, but not otherwise defined, in this Novation Agreement shall have the meaning set forth in the New Agreement. The following terms that are used in this Novation Agreement are defined as follows:

“New Agreement” means an ISDA Master Agreement having identical terms to the Old Agreement relating to the corresponding Old Transaction, except for the changes agreed between the Remaining Party and the Transferee as set forth in Annex B hereto.

“Old Agreement” means the ISDA Master Agreement entered into between the Remaining Party and the Transferor relating to the Old Transaction(s) and attached as Annex C hereto.

2.                                      Transfer, Release, Discharge and Undertakings.

With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)                                  from and after the execution of this Novation Agreement, the Old Agreement shall be deemed to be irrevocably cancelled and the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such cancellation of the Old Agreement, release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;

(b)                                 in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date);

(c)                                  the Remaining Party and the Transferee shall be deemed to have entered into the New Agreement on the Novation Date, and each New Transaction shall constitute a Transaction governed by and form part of the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee; provided that (i) in the event of any inconsistency between the provisions of such Confirmation and the New Agreement, the New Agreement will prevail and (ii) for the avoidance of doubt, any reference therein to the Old Agreement shall be deemed to be referring to the New Agreement). Notwithstanding anything to the contrary in this Novation Agreement, Sections 10(b) and 10(c) of the New Agreement or any Confirmation under the New Agreement, Transferee may make and receive payments or deliveries under any Transaction through any of its London, New York and Paris Offices.

3.                                      Representations and Warranties.

(a)                                  On the date of this Novation Agreement and on the Novation Date:

(i)                                     Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the standard form of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)                                  The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the standard form of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(b)                                 The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of

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any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.                                      WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO HAVE A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS NOVATION AGREEMENT. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH A SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS NOVATION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.                                      Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

6.                                      Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

7.                                      Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

8.                                      (a) Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

(b) Jurisdiction.

The terms of Section 13(b) of the standard form of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to “this Agreement” being deemed references to this Novation Agreement alone.

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IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

REMAINING PARTY:	TRANSFEROR:

QVC INC.	FORTIS BANK SA/NV

By:	By:

Name:	Daniel T. O’Connell	Name:	Alfred M. Torres
Title:	EVP & CFO	Title:	MD
Date:	6/21/10	Date:

By:

	Name:	John W. Benton
	Title:	Senior Managing Director
Date:

TRANSFEREE:

BNP PARIBAS

By:

Name:	Heather Smith
Title:	Authorized Signatory
Date:

By:

Name:	Jorge Varela
Title:	Authorized Signatory
Date:

Annex A

Product Type	Contract Reference	Counterparty	Notional	Currency1	Currency2	Exotic	XRate	Term	Trade Date	Effective	Maturity
IRS	BAJ71296	QVC INC	250,000,000.00	USD	USD	VANILLA	0	3M	16-Jul-09	15-Mar-11	15-Mar-13
IRS	BAA33820	QVC INC	300,000,000.00	USD	USD	VANILLA	0	3M	3-Oct-06	18-Dec-06	3-Mar-11

As of 26 April 2010

ANNEX B

MODIFICATIONS TO THE OLD AGREEMENT

The following modifications are made to the Old Agreement:

(i) Parties. All references in the Old Agreement to “Fortis Bank NV/SA” shall be replaced with references to “BNP Paribas.”

(ii)     Credit Agreement Definition. The definitions of “WMC Credit Agreement” and “JPM Credit Agreement” in Part 1(h)(ii) of the Old Agreement are hereby amended by replacing all references to “Party A” with references to “Party A or its Affiliates.”

(iii)    Payee Tax Representations. Part 2(b) and 2(c) of the Old Agreement shall be deleted in their entirety and replaced with the following:

“(b) Payee Representations. (i) For the purposes of Section 3(f) of this Agreement, Party A and Party B will make the following representations:

The following representation will apply to Party A and will not apply to Party B:

(A) It is a banking societe anonyms organized and existing under the laws of the Republic of France.

(B) It is classified as a corporation for United States federal income tax purposes.

(C) It will identify by prior written notice or in the relevant Confirmation each Transaction as to which it is acting through an Office located in the United States (including only the States thereof and the District of Columbia) and, with respect to such Transactions, each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States; and

(D) With respect to Transactions that Party A has not identified pursuant to clause (b)(i)(C) above:

(1) Each payment received or to be received by it in connection with this Agreement will not be effectively connected with its conduct of a trade or business in the United States;

(2) It is (x) a “non-U.S. branch of a foreign person” as such term is used in Section 1.1441-4(a)(3)(ii) of the U.S. Treasury Regulations and (y) a “foreign person” as such term is used in Section 1.6041-4(a)(4) of the U.S. Treasury Regulations.

(3) It is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision, as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

“Specified Treaty” means the Tax Convention between the United States of America and the Republic of France.

“Specified Jurisdiction” means the United States of America.

The following representation will not apply to Party A and will apply to Party B:

(A) it is a corporation organized and existing under the laws of the United States.

(B) It is a “U.S. person” (as that term is used in Section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

(iv) Tax Forms. Part 3(a) of the Old Agreement shall be deleted shall be deleted in its entirety and replaced with the following:

(a) Tax forms, documents or certificates to be delivered are:

Any form, document or certificate as may be reasonable requested pursuant to Section 4(a) of this Agreement including:

Party required to deliver document	Form / Document / Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A

With respect to payments described in Part 2(b)(i)(C) of this Schedule, a correct, complete and executed U.S. Internal Revenue Service Form W-8ECI, or any successor thereto, and appropriate attachments.

		(i) Upon execution of this Agreement, (ii) promptly upon reasonable demand by the other party and (iii) promptly upon learning that any such form previously provided by the party is incorrect.	Yes

Party A

With respect to payments described in Part 2(b)(i)(D) of this Schedule, a correct, complete and executed U.S. Internal Revenue Service Form W-8BEN, or any successor thereto, and appropriate attachments.

		(i) Upon execution of this Agreement, (ii) promptly upon reasonable demand by the other party and (iii) promptly upon learning that any such form previously provided by the party is incorrect.	Yes

Party B	A correct, complete and executed United States Internal Revenue Service Form W-9 (or any applicable successor form) including a valid U.S. taxpayer identification number	(i) Upon execution of this Agreement, (ii) promptly upon reasonable demand by the other party and (iii) promptly upon learning that any such form previously provided by the party is incorrect.	Yes

(v) Financial Statements. Notwithstanding the provisions set out in Part 3(b) of the Old Agreement with respect to financial statements to be delivered by Party A, for the purposes of Section 4(a)(ii) of the New Agreement, the language shall read as follows:

“Party A

Annual report of the party containing audited consolidated financial statements in respect of each of its fiscal years certificated by independent public accountants prepared in accordance with accounting principles generally accepted in the country of incorporation of the party

Upon request, after publicly available; provided that this requirement will be satisfied if such information is on a publicly available regulatory site (such as “EDGAR”) or Party A’s home page at www.bnpparibas.com.

Yes”

“Party A	Quarterly unaudited financial statements of party prepared in accordance with accounting principles generally accepted in the country of incorporation of the party

Upon request, after publicly available; provided that this requirement will be satisfied if such information is on a publicly available regulatory site (such as “EDGAR”) or Party A’ home page at www.bnpparibas.com.

Yes”

(vi) Address for Notices. Part 4(a) of the Old Agreement with respect to Party A is hereby deleted in its entirety and replaced with the following:

“Address for notices or communications to Party A:

For purposes of Section 12 of the Master Agreement, notices to any Office in respect of a particular Transaction shall be as specified in the relevant Confirmation to that Transaction and any other notice for purposes of Sections 5 or 6 of the Agreement shall be sent to each of the addresses or facsimile numbers specified below:

Address:	BNP Paribas, 787 Seventh Avenue, New York New York 10019 USA
Attention:	Legal and Transaction Management Group - ISDA
Telephone No:	+(212) 841-3000
Facsimile No:	+(212) 841-3561

Address:	BNP Paribas, 3 rue Taitbout, ACI : CLA03A1, 75009 Paris, France
Attention;	Legal and Transaction Management Group - ISDA
Telephone No:	+(33) (0) 1 4014 0199
Facsimile No:	+(33) (0) 1 5577 7511”

(vii) Process Agent. Part 4(b) of the Old Agreement with respect to Party A is hereby deleted in its entirety and replaced with the following:

“Party A appoints as its Process Agent: its New York Branch at 787 Seventh Avenue, New York, New York 10019.”

(viii) Multibranch Party. Part 4(d) of the Old Agreement is hereby deleted with respect to Party A and replaced with the following:

“(d)            Multibranch Party. For the purpose of Section 10 of this Agreement:

Party A is a Multibranch Party and may act through the following Offices: Party A’s Head Office, London and New York and any other Office specified in a Confirmation.”

ANNEX C

[OLD AGREEMENT]

Execution Copy

FIRST AMENDMENT TO ISDA MASTER AGREEMENT

THIS FIRST AMENDMENT, dated as September 2, 2010 (this “Amendment”) to the Schedule (“Schedule”) to the ISDA Master Agreement dated as of July 20, 2010 (the “Agreement”) between BNP Paribas (“Party A”) and QVC, INC. (“Party B”), as entered into pursuant to the Novation Agreement dated as of July 20, 2010 among Party B, as Remaining Party, Fortis Bank SA/NV, as Transferor, and Party A, as Transferee (the “Novation Agreement”). The Agreement includes the Schedule thereto and all Confirmations (as defined in the Novation Agreement) confirming the Transactions (or Swap Transactions) thereunder. In consideration of the agreements and provisions herein contained, the parties have agreed to amend the Agreement by this Amendment.

WHEREAS, the parties hereto desire to amend the Agreement as described herein;

Now therefore, pursuant to Section 9(b) of the Agreement and in consideration of the mutual agreements herein and in the Agreement contained, the parties agree as follows:

1. Amendment to the Schedule

Effective as of the date of this Amendment:

(a) Part 1(h)(ii) of the Schedule is hereby amended by deleting the sub-section in its entirety and replacing such sub-section with the following:

“(ii) Specific Event of Default: Without limiting the applicability of Section 5(a)(vi) of the Agreement, the occurrence or existence of any event or condition which results in an Event of Default under (and as defined in) the Credit Agreement shall constitute a Termination Event under the Agreement, with Party B as the sole Affected Party.

“Credit Agreement” means the credit agreement dated as of September 2, 2010 among Party B as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. as administrative agent, Wells Fargo Bank, N.A., as syndication agent, and Wells Fargo Securities, LLC, as lead arranger and bookrunner, as the same may be amended, supplemented, refinanced or replaced from time to time.

(b) Part 1(h)(iii)] of the Schedule is hereby amended by deleting the sub-section in its entirety and replacing such sub-section with the following:

“(iii) Additional Termination Event: With respect to Party B, the following Additional Termination Event will apply with Party B as the sole Affected Party:

If Party B’s obligations to Party A under this Agreement:

(A)                         cease to be secured pursuant to the Pledge Agreement, as such term is defined in the Credit Agreement, except upon termination of the Pledge Agreement in accordance with its terms; or

(B)                           cease to be equally and ratably secured or guaranteed with Party B’s secured or guaranteed obligations, if any, to the Lenders (as defined in the Credit Agreement) under the Credit Agreement or equally or ratably secured with Party B’s secured obligations, if any, to the lenders or note holders under any future institution loan offerings or bond issuances by Party B.”

2. Representations

Each party represents to the other as follows:

QVC Amend Execution

(a)           it has the power to, and has taken all action necessary for it to, execute and deliver this Amendment and undertake its obligations under the Agreement;

(b)           its execution and delivery of this Amendment do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(c)           this Amendment is its legal, valid and binding agreement, enforceable against it in accordance with the terms of this Amendment (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally); and

(d)           as expressly amended hereby, the Agreement is in full force and effect.

3. Miscellaneous

(a)           Entire Agreement. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all oral communications and prior writings with respect thereto.

(b)           Counterparts. This Amendment may be executed and delivered in counterparts (through facsimile transmission or otherwise in writing), each such counterpart shall be deemed an original, and all such counterparts together shall constitute a single agreement.

(c)                                                                        Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

(d)                                                                       Waiver of Jury Trial. WAIVER OF JURY TRIAL, EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO HAVE A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AMENDMENT. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH A SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representative with effect as of the date specified on the first page of this Amendment.

BNP PARIBAS

By:
Name:	Mindy Sperling
Title:	Authorized Signatory

By:
Name:	Jorge Varela
Title:	Authorized Signatory

QVC, INC.

By:
Name:	Daniel T. O’Connell
Title:	EVP and CFO